UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2006

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20928	76-0274813

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 309	77027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  713-623-0801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 7, 2006, VAALCO Energy, Inc. announced  the official signing of the Production Sharing Agreement (PSA) for Block 05/06 offshore Angola that occurred on November 2, 2006 in Luanda, Angola.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by VAALCO Energy, Inc., on November 7, 2006.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO ENERGY, INC.

November 7, 2006	By:	/s/ W. Russell Scheirman

W. Russell Scheirman
President and Chief Financial Officer